COUNTERPART NO.___ OF___ COUNTERPARTS	DIGITAL
                                                 Authorized Financial Services
Schedule A (Tax Oriented)                         DIGITAL FINANCIAL SERVICES

Equipment Schedule No. 004 dated as of November 19, 1998	("Lease")
To Master Lease Agreement No. 6713377 dated as of October 23, 1997 between Digital Financial SeRvices and Netter Digital Entertainment, Inc.("Agreement")

LESSEE:         LEGAL NAME:          	Netter Digital Entertainment, Inc
                TRADE NAME (if any):
                ADDRESS:              5125 Lankershim Boulevard
                                      North Hollywood, CA 91601

Address for Invoices:

Person to Contact Regarding Invoices:

LESSOR:	NAME:		   	Digital Financial Services,
            				   a division of General Electric Capital Corporation
	      	ADDRESS:	  1400 Computer Drive Westborough, Massachusetts 01581
				               Attention: Operations Manager

A. The Latest Commencement Date for this Lease, as described in Section 7 of the Agreement, is February 16, 1999.

B.	LEASE PAYMENTS:
   Lessee agrees to pay Lease Payments pursuant to and in the manner stated in Section 3 of the Agreement. Unless Lessee has exercised the option in the following paragraph, the first Lease Payment shall be due and paid on the Commencement Date, and all subsequent Lease Payments shall be due and paid on the same day of each subsequent payment period in the amounts set forth below.

Payment Amount  *                				Payment Period Monthly

______ Option to have Lease Payments due on the first day of the month: If the box at the beginning of this paragraph is checked, and Lessee has initialed its agreement at the bottom of this paragraph, then Lease Payments will be due on the first day of the month, commencing on the first day of the month following the Commencement Date (the "First Payment Due Date). If this option is elected, Lessee agrees to pay interim rent equal to the Lease Payment prorated on a daily basis, for each day from the Commencement Date to the First Payment Due Date. Such interim rent payment will be due on the First Payment Due Date with the first Lease Payment.

________ Lessee's Initials

C.	TERM:
   The Initial term of this Equipment Schedule shall be for a period of Thirty-Six (36) Months.

D.	END OF TERM OPTIONS; NOTICE:
   Lessee shall have the options to return the Equipment, purchase the Equipment or renew this Lease at the end of the Initial Term and each renewal period, if any, subject to the conditions described in this Lease. Lessee must provide Lessor with notice, at least ninety (90) days prior to the expiration of the Initial Term or then current renewal term (as applicable), of its intention to exercise an option to purchase or renew, or to return the Equipment in accordance with Section 10 of the Agreement ("Notice of Intent). If such Notice of Intent is not provided to the Lessor at least ninety (90) days prior to the expiration of such term, Lessee shall continue to pay Lease Payments to Lessor in the amount and at the times specified during the Initial Term or such renewal term until the later of (i) the expiration of ninety days following Lessor's receipt of Lessee's Notice of Intent ("Notice Period), or (ii) the purchase of the Equipment pursuant to Paragraph F of this Equipment Schedule or the return of the Equipment in accordance with
Section 10 of the Agreement. If an option to renew is exercised, the renewal term shall commence upon the later of the expiration of the Notice Period or the expiration of the Initial Term or then current renewal term, if any.

E.	RENEWAL OPTIONS:
   Lessee shall have the right to renew this Lease as to all, but not less than all, of the Equipment and Software listed herein for three (3) successive periods of one (1) year each, upon the same terms and conditions contained herein, except that Lease Payments shall be the then fair market rental value thereof. Fair market rental value shall be determined by mutual agreement between Lessor and Lessee or if a dispute arises, then by an independent appraiser selected by Lessor, at Lessee's expense. Fair market rental value shall be paid on a monthly or yearly basis as directed by Lessor.

   Lessee's renewal options are contingent upon the following: (i) Lessee shall provide Lessor with Lessee's Notice of Intent to renew not less than ninety (90) days prior to the expiration of the Initial Term or the renewal term, as the case may be, and (ii) at the time of the giving of such notice and the commencement of said renewal term, no default or Event of Default hereunder or under the Agreement or any other agreement between Lessor and Lessee shall have occurred and be continuing, in Lessor's sole determination. Failure to exercise a preceding option shall preclude Lessee from exercising any subsequent options.


F.	PURCHASE OPTION:

   Subject to the conditions stated herein, Lessor hereby grants to Lessee a non-assignable option to purchase all, but not less than all, of the Equipment described in this Lease at the expiration of the Initial Term or any renewal hereof for an amount equal to the then fair market value of the Equipment (herein the "Option Price). The fair market value of the Equipment shall be determined by mutual agreement between the parties or if a dispute arises, then by an independent appraiser selected by Lessor, at Lessee's expense.

Lessee's right to purchase said Equipment is contingent upon all of the following:
(i) no default or Event of Default on the part of Lessee under this Lease, the Agreement or any other agreement between Lessor and Lessee shall have occurred and be continuing in Lessor's sole determination; and
(ii) Lessor shall have received Lessee's Notice of Intent to purchase at least ninety (90) days prior to the date upon which the Initial Term or renewal term expires, as the case may be; and
(iii) at least thirty (30) days prior to the expiration date of the Initial Term or renewal term, as the case may be, Lessor shall have received in cash a sum equal to (i) the Option Price and (ii) all taxes, whether currently in existence or hereafter enacted, which shall be or become due and payable directly or indirectly as a result of the sale or transfer of the Equipment, except Lessee may provide Lessor with a certificate of exemption or other similar document with respect to such taxes.


It is expressly understood by the parties hereto that any purchase hereunder SHALL BE WITHOUT REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, on the part of Lessor and that Lessor sells the Equipment hereunder on a "AS IS," "WHERE IS" basis.

G.	TAX INDEMNIFICATION
   This Lease has been entered into on the assumption that Lessor shall be entitled to certain deductions, credits, and other tax benefits as are provided in the Internal Revenue Code of 1986, including amendments as may occur (the "Code"), to an owner or property including without limitation, depreciation deductions and interest deductions with respect to any debt incurred to finance the purchase of the Equipment. If, as a result of any acts or omissions by Lessee or as a result of any changes in the Code (including any changes in the marginal corporate income tax rate), the regulations issued thereunder or the administrative or judicial interpretations thereof, Lessor's projected after-tax economic return resulting from ownership and lease of the Equipment hereunder is reduced, then Lessee's Lease Payments shall be increased in an amount (based on Lessor's reasonable calculations) sufficient to provide the same net after-tax economic return as if such acts or omissions or changes had not occurred. Appropriate increases shall also be made in any applicable Stipulated Loss Value Rider to this Lease.

H.	ADDITIONAL TERMS:
   The terms contained on the Riders listed herein and attached hereto shall be applicable and constitute a part of this Lease: Rider No. 1 TPOptions.

I.	MODIFICATIONS:
   In the event that additions and/or deletions to the Equipment and/or Software listed herein are made prior to the Commencement Date as a result of a written direction or change order issued by Lessee and accepted by Lessor, Lessee authorizes Lessor to modify the Equipment and Software listed in herein to reflect such additions or deletions and to adjust the Lease Payment amount and any other affected terms accordingly. Lessor will deliver to Lessee a written notice containing any final terms that differ from those set forth in this Equipment Schedule.

J.	MASTER LEASE AGREEMENT:
   This Lease is entered into pursuant to the Agreement identified above. Except to the extent expressly modified hereby, the parties hereto by thei execution and delivery hereof, reaffirm and incorporate herein by reference all of the terms, covenants and conditions of said Agreement as if such terms, covenants and conditions were fully set forth in this Equipment Schedule. All of the capitalized words used herein or in the Riders annexed hereto shall have the meanings ascribed to them in the Agreement unless otherwise expressly stated herein or therein.

K.	EQUIPMENT AND SOFTWARE:


Equipment:
	Quantity        		     Model No./Description                		Equipment Cost
1	          	SmartSwitch Router Intro Pack w/ peripherals per
		           attached Quotation from Wyle Electronics dated 9/2/98
           		Reference No. SSR-8999WL2007	                       	$30,612.50

4	          	DEGPA-SA 32/64bit, 33-66MHz Universal w/ peripherals
           		per attached Quotation from Wyle Electronics dated
		           9/24/98, Reference No. 999WL20060                  		$11,722.35

                                        		Total Equipment Costs:  $42,334.85

Software:
Quantity	              Model No./Description             Software License Fee

                         Total Software License Fees:

              Total Equipment Costs and Software License Fees:				$42,334.85

L.     LOCATION OF EQUIPMENT   	ADDRESS:		5125 Lankershim Boulevard
	                               COUNTY:	  Los Angeles County
		                              CITY, STATE & ZIP:  North Hollywood, CA 91601


M.  COUNTERPARTS:
    This Equipment Schedule may be executed in any number of counterparts, each of which shall be sequentially numbered. No security interest in this Lease may be created through the transfer or possession of any counterpart other than Counterpart No. 1 of this Equipment Schedule, but no transfer or possession of the Agreement will be required to create a security interest in the Lease evidenced by this Equipment Schedule.

LESSEE:	Netter Digital Entertainment, Inc. LESSOR:	Digital Financial Services,
                                              					a division of General
                                                   Electric Capital
                                                   Corporation

By: /s	Chad Kalebic	                             By:/s/Diane T.O'Kane-McEntee

Name:  Chad Kalebic                              Name: Diane T.O'Kane-McEntee
Its:   Chief Financial Officer                   Its:  Sr. Lease Administrator





COUNTERPART NO. 2 OF 2 COUNTERPARTS	DIGITAL

                                                 Authorized Financial Services
Schedule A (Tax Oriented)                           Digital Financial Services


Equipment Schedule No. 003 dated as of September 02, 1998	("Lease")
To Master Lease Agreement No. 6713377 dated as of October 23 , 1997 between Digital Financial Services and Netter Digital Entertainment, Inc.("Agreement")

LESSEE: 		LEGAL NAME:          Netter Digital Entertainment, Inc.
		        TRADE NAME (if any):
          ADDRESS:             5125 Lankershim Boulevard
	                              North Hollywood, CA 91601

Address for Invoices:

Person to Contact Regarding Invoices:

LESSOR:	  NAME:     Digital Financial Services,
			                 a division of General Electric Capital Corporation
	         ADDRESS:	 1400 Computer Drive Westborough, Massachusetts 01581
			                 Attention: Operations Manager

A. The Latest Commencement Date for this Lease, as described in Section 7 of the Agreement, is November 30, 1998.

B.	LEASE PAYMENTS:
   Lessee agrees to pay Lease Payments pursuant to and in the manner state in Section 3 of the Agreement. Unless Lessee has exercised the option in the following paragraph, the first Lease Payment shall be due and paid on the Commencement Date, and all subsequent Lease Payments shall be due and paid on the same day of each subsequent payment period in the amounts set forth below.

Payment Amount  *                 		Payment Period Monthly

______ Option to have Lease Payments due on the first day of the month: If the box at the beginning of this paragraph is checked, and Lessee has initialed its agreement at the bottom of this paragraph, then Lease Payments will be due on the first day of the month, commencing on the first day of the month following the Commencement Date (the "First Payment Due Date"). If this option is elected, Lessee agrees to pay interim rent equal to the Lease Payment prorated on a daily basis, for each day from the Commencement Date to the First Payment Due Date. Such interim rent payment will be due on the First Payment Due Date with the first Lease Payment.
___________ Lessee's Initials

C.	TERM:
   The Initial term of this Equipment Schedule shall be for a period of Thirty-Six (36) Months.

D.	END OF TERM OPTIONS; NOTICE:
   Lessee shall have the options to return the Equipment, purchase the Equipment or renew this Lease at the end of the Initial Term and each renewal period, if any, subject to the conditions described in this Lease. Lessee must provide Lessor with notice, at least ninety (90) days prior to the expiration of the Initial Term or then current renewal term (as applicable), of its intention to exercise an option to purchase or renew, or to return the Equipment in accordance with Section 10 of the Agreement("Notice of Intent"). If such Notice of Intent is not provided to the Lessor at least ninety (90) days prior to the expiration of such term, Lessee shall continue to pay Lease Payments to Lessor in the amount and at the times specified during the Initial Term or such renewal term until the later of (i) the expiration of ninety days following Lessor's receipt of Lessee's Notice of Intent ("Notice Period"), or (ii) the purchase of the Equipment pursuant to Paragraph F of this Equipment Schedule or the return of the Equipment in accordance with
Section 10 of the Agreement. If an option to renew is exercised, the renewal term shall commence upon the later of the expiration of the Notice Period or the expiration of the Initial Term or then current renewal term, if any.

E.	RENEWAL OPTIONS:
   Lessee shall have the right to renew this Lease as to all, but not less than all, of the Equipment and Software listed herein for three (3) successive periods of one (1) year each, upon the same terms and conditions contained herein, except that Lease Payments shall be the then fair market rental value thereof. Fair market rental value shall be determined by mutual agreement between Lessor and Lessee or if a dispute arises, then by an independent appraiser selected by Lessor, at Lessee's expense. Fair market rental value shall be paid on a monthly or yearly basis as directed by Lessor.

   Lessee's renewal options are contingent upon the following: (i) Lessee shall provide Lessor with Lessee's Notice of Intent to renew not less than ninety (90) days prior to the expiration of the Initial Term or the renewal term, as the case may be, and (ii) at the time of the giving of such notice and the commencement of said renewal term, no default or Event of Default hereunder or under the Agreement or any other agreement between Lessor and Lessee shall have occurred and be continuing, in Lessor's sole determination. Failure to exercise a preceding option shall preclude Lessee from exercising any subsequent options.


F.	PURCHASE OPTION:
   Subject to the conditions stated herein, Lessor hereby grants to Lessee a non-assignable option to purchase all, but not less than all, of the Equipment described in this Lease at the expiration of the Initial Term or any renewal hereof for an amount equal to the then fair market value of the Equipment (herein the "Option Price"). The fair market value of the Equipment shall be determined by mutual agreement between the parties or if a dispute arises, then by an independent appraiser selected by Lessor, at Lessee's expense.

   Lessee's right to purchase said Equipment is contingent upon all of the following:
 		(i)	no default or Event of Default on the part of Lessee under this Lease, the Agreement or any other agreement between Lessor and Lesse shall have occurred and be continuing in Lessor's sole determination; and
   (ii) Lessor shall have received Lessee's Notice of Intent to purchase at least ninety (90) days prior to the date upon which the Initial Term or renewal term expires, as the case may be; and
   (iii) least thirty (30) days prior to the expiration date of the Initial
   Term or renewal term, as the case may be, Lessor shall have received in cash a sum equal to (i) the Option Price and (ii) all taxes, whether currently in existence or hereafter enacted, which shall be or become due and payable directly or indirectly as a result of the sale or transfer of the Equipment, except Lessee may provide Lessor with a certificate of exemption or other similar document with respect to such taxes.


It is expressly understood by the parties hereto that any purchase hereunder SHALL BE WITHOUT REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, on the part of Lessor and that Lessor sells the Equipment hereunder on a "AS IS," "WHERE IS" basis.

G.	TAX INDEMNIFICATION
   This Lease has been entered into on the assumption that Lessor shall be entitled to certain deductions, credits, and other tax benefits as are provided in the Internal Revenue Code of 1986, including amendments as may occur (the "Code"), to an owner or property including without limitation, depreciation deductions and interest deductions with respect to any debt incurred to finance the purchase of the Equipment. If, as a result of any acts or omissions by Lessee or as a result of any changes in the Code (including any changes in the marginal corporate income tax rate), the regulations issued thereunder or the administrative or judicial interpretations thereof, Lessor's projected after-tax economic return resulting from ownership and lease of the Equipment hereunder is reduced, then Lessee's Lease Payments shall be increased in an amount (based on Lessor's reasonable calculations) sufficient to provide the same net after-tax economic return as if such acts or omissions or changes had not occurred. Appropriate increases shall also be made in any applicable Stipulated Loss Value Rider to this Lease.

H.	ADDITIONAL TERMS:
   The terms contained on the Riders listed herein and attached hereto shall be applicable and constitute a part of this Lease: Rider No. 1 TPOptions.

I. MODIFICATIONS:
   In the event that additions and/or deletions to the Equipment and/or Software listed herein are made prior to the Commencement Date as a result of a written direction or change order issued by Lessee and accepted by Lessor, Lessee authorizes Lessor to modify the Equipment and Software listed in herein to reflect such additions or deletions and to adjust the Lease Payment amount and any other affected terms accordingly. Lessor will deliver to Lessee a written notice containing any final terms that differ from those set forth in this Equipment Schedule.

J.	MASTER LEASE AGREEMENT:
   This Lease is entered into pursuant to the Agreement identified above. Except to the extent expressly modified hereby, the parties hereto by their execution and delivery hereof, reaffirm and incorporate herein by reference all of the terms, covenants and conditions of said Agreement as if such terms, covenants and conditions were fully set forth in this Equipment Schedule. All of the capitalized words used herein or in the Riders annexed hereto shall have the meanings ascribed to them in the Agreement unless otherwise expressly stated herein or therein.

K.	EQUIPMENT AND SOFTWARE:


Equipment:
	Quantity	               	 Model No./Description	               Equipment Cost
     2			           CT-RENDT-WC Render Tower System WNT 7300/533
		             with 4-533 Mhz CPU, 1 GB RAM, see peripherals per
		             attached Quotation No. 999WL20029-01, dated 8/14/98 $272,000.00
   	           from Wyle Electronics

			                                         Total Equipment Costs:	$272,000.00

Software:
Quantity	                  Model No./Description	         Software License Fee

                          Total Software License Fees:

                          Total Equipment Costs and
                          Software License Fees:	                  $272,000.00

LOCATION OF EQUIPMENT   	ADDRESS:	5125 Lankershim Boulevard
	                        COUNTY: 	Los Angeles County
                        	CITY, STATE & ZIP: 	North Hollywood, CA 91601




M. 	COUNTERPARTS:

This Equipment Schedule may be executed in any number of counterparts, each of which shall be sequentially numbered. No security interest in this Lease may be created through the transfer or possession of any counterpart other than Counterpart No. 1 of this Equipment Schedule, but no transfer or possession of the Agreement will be required to create a security interest in the Lease evidenced by this Equipment Schedule.

LESSEE: 	Netter Digital Entertainment, Inc	 LESSOR:	Digital Financial Services,
                                      				         	a division of General
                                                    Electric Capital
                                                    Corporation

By:/s/ Chad Kalebic                     	   By: /s/  Diane T.O'Kane-McEntee

Name:  Chad Kalebic                         Name:    Diane T.O'Kane-McEntee
Its:   Chief Financial Officer              Its:     Sr. Lease Administrator